LM INSTITUTIONAL FUND ADVISORS I

PROSPECTUS
June 1, 1998
As Revised July 22, 1998

IMPORTANT INFORMATION!

This Prospectus offers shares in eleven, no-load mutual funds comprising LM Institutional Fund Advisors I, Inc. (each a "Portfolio"). The Portfolios, which are intended to serve as investment vehicles for institutional investors such as pension plans, endowments and foundations, offer two classes of shares: the Institutional Class and the Financial Intermediary Class.

This Prospectus explains concisely what you should know before investing in the Portfolios. Please read it carefully and keep it for future reference. You can find more detailed information in the June 1, 1998 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call LM Institutional Fund Advisors ("LMIFA") at 1-888-42-LMIFA (1-888-425-6432). The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this prospectus by reference.

THE WESTERN ASSET HIGH YIELD PORTFOLIO AND WESTERN ASSET GLOBAL STRATEGIC INCOME PORTFOLIO MAY INVEST ALL OF THEIR ASSETS IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NONPAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE PORTFOLIOS. FOR MORE INFORMATION CONCERNING THESE RISKS, SEE "COMMON INVESTMENT POLICIES AND TECHNIQUES; RISK FACTORS."

PORTFOLIO                                                                   PAGE
--------------------------------------------------------------------------------
Western Asset Government Money Market
  Portfolio...................................................................13
Western Asset Money Market Portfolio..........................................13
Western Asset Limited Duration Portfolio......................................14
Western Asset Intermediate Portfolio..........................................14
Western Asset Intermediate Plus Portfolio.....................................14
Western Asset Core Portfolio..................................................14
Western Asset Core Plus Portfolio.............................................14
Western Asset High Yield Portfolio............................................16
Western Asset Non-U.S. Fixed Income
  Portfolio...................................................................17
Western Asset Global Strategic Income
  Portfolio...................................................................18
Western Asset Enhanced Equity Portfolio.......................................20

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

AN INVESTMENT IN THE WESTERN ASSET GOVERNMENT MONEY MARKET PORTFOLIO OR THE WESTERN ASSET MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EITHER PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY.............................................................4

EXPENSE INFORMATION............................................................6
     Western Asset Government Money Market Portfolio...........................6
     Western Asset Money Market Portfolio......................................6
     Western Asset Limited Duration Portfolio..................................7
     Western Asset Intermediate Portfolio......................................7
     Western Asset Intermediate Plus Portfolio.................................7
     Western Asset Core Portfolio..............................................8
     Western Asset Core Plus Portfolio.........................................8
     Western Asset High Yield Portfolio........................................8
     Western Asset Non-U.S. Fixed Income Portfolio.............................9
     Western Asset Global Strategic Income Portfolio...........................9
     Western Asset Enhanced Equity Portfolio...................................9

FINANCIAL HIGHLIGHTS..........................................................10
     Western Asset Limited Duration Portfolio.................................11
     Western Asset Intermediate Portfolio.....................................11
     Western Asset Core Portfolio.............................................12

DESCRIPTION OF EACH PORTFOLIO AND ITS INVESTMENT STRATEGY.....................13
     Western Asset Government Money Market Portfolio..........................13
     Western Asset Money Market Portfolio.....................................13
     Western Asset Limited Duration Portfolio.................................14
     Western Asset Intermediate Portfolio.....................................14
     Western Asset Intermediate Plus Portfolio................................14
     Western Asset Core Portfolio.............................................14
     Western Asset Core Plus Portfolio........................................14
     Western Asset High Yield Portfolio.......................................16
     Western Asset Non-U.S. Fixed Income Portfolio............................17
     Western Asset Global Strategic Income Portfolio..........................18
     Western Asset Enhanced Equity Portfolio..................................20

COMMON INVESTMENT POLICIES AND TECHNIQUES; RISK FACTORS.......................21
     Foreign Securities.......................................................21
     Options and Futures......................................................23
     Foreign Currency Exchange Transactions...................................23
     Preferred Stocks and Convertible Securities..............................24
     Debt and Fixed Income Securities.........................................25
     Commercial Paper and Other Short-term Investments........................29
     Loan Participations and Assignments......................................29
     Indexed Securities and Structured Notes..................................30
     Forward Commitments......................................................30
     Restricted and Illiquid Securities.......................................30
     Securities of Other Investment Companies.................................31
     Repurchase Agreements....................................................31
     Reverse Repurchase Agreements and Other Borrowing........................31
     Loans of Portfolio Securities............................................31
     Duration.................................................................32
     Portfolio Turnover.......................................................32
     Alternative Investment Strategies........................................32
     New Investment Products..................................................32
     Investment Policies......................................................32

PERFORMANCE DATA..............................................................33

MANAGEMENT OF THE PORTFOLIOS..................................................34
     Board of Directors.......................................................34
     Manager, Advisers and Portfolio Managers.................................34
     Distributors.............................................................35
     Portfolio Transactions...................................................35
     Expenses.................................................................35

ORGANIZATION AND HISTORY......................................................36

PURCHASE OF SHARES............................................................36
     Initial Investment.......................................................36
     Additional Investments...................................................37
     Other Purchase Information...............................................37
     Retirement Plans.........................................................37
     Account Registration Changes.............................................38

DISTRIBUTION PLANS............................................................38

REDEMPTION OF SHARES..........................................................38
     Signature Guarantee......................................................39

EXCHANGE PRIVILEGE............................................................39

NET ASSET VALUE...............................................................39

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS...................................40

TAX INFORMATION...............................................................41

APPENDIX A -- SECURITIES RATINGS.............................................A-1

PROSPECTUS SUMMARY

                          COMPARISON OF THE PORTFOLIOS

The following chart provides general information about each Portfolio. It is qualified in its entirety by the more complete descriptions of the Portfolios appearing elsewhere in this Prospectus.

PORTFOLIOS               INVESTMENT OBJECTIVES                          PRIMARY INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
Western Asset            Obtain high current income consistent with     U.S. Government money market instruments.
Government Money Market  liquidity and conservation of principal.
Portfolio
---------------------------------------------------------------------------------------------------------------------
Western Asset Money      Obtain high current income consistent with     Money market instruments.
Market Portfolio         liquidity and conservation of principal.
---------------------------------------------------------------------------------------------------------------------
Western Asset Limited    Maximize total return, consistent with         Short and intermediate maturity fixed income
Duration Portfolio       prudent investment management and liquidity    securities. Overall duration normally 1-3
                         needs, by investing to obtain the average      years.
                         duration specified for the Portfolio.
---------------------------------------------------------------------------------------------------------------------
Western Asset            Maximize total return, consistent with         Short and intermediate maturity fixed income
Intermediate Portfolio   prudent investment management and liquidity    securities. Overall duration normally 2-4
                         needs, by investing to obtain the average      years.
                         duration specified for the Portfolio.
---------------------------------------------------------------------------------------------------------------------
Western Asset            Maximize total return, consistent with         Short and intermediate maturity fixed income
Intermediate Plus        prudent investment management and liquidity    securities, including foreign currency
Portfolio                needs, by investing to obtain the average      denominated securities and lower-rated
                         duration specified for the Portfolio.          securities. Overall duration normally 2-4
                                                                        years.
---------------------------------------------------------------------------------------------------------------------
Western Asset Core       Maximize total return, consistent with         Broad range of fixed income securities.
Portfolio                prudent investment management and liquidity    Overall duration currently expected to be 4-6
                         needs, by investing to obtain the average      years.
                         duration specified for the Portfolio.
---------------------------------------------------------------------------------------------------------------------
Western Asset Core Plus  Maximize total return, consistent with         Broad range of fixed income securities,
Portfolio                prudent investment management and liquidity    including foreign currency denominated
                         needs, by investing to obtain the average      securities and lower-rated securities.
                         duration specified for the Portfolio.          Overall duration currently expected to be 4-6
                                                                        years.
---------------------------------------------------------------------------------------------------------------------
Western Asset High       Maximize total return, consistent with         Lower-rated fixed income securities.
Yield Portfolio          prudent investment management.
---------------------------------------------------------------------------------------------------------------------
Western Asset Non-U.S.   Maximize total return, consistent with         Foreign fixed income securities.
Fixed Income Portfolio   prudent investment management.
---------------------------------------------------------------------------------------------------------------------
Western Asset Global     Income and capital appreciation.               Domestic and foreign fixed income securities,
Strategic Income                                                        including lower-rated fixed income
Portfolio                                                               securities.
---------------------------------------------------------------------------------------------------------------------
Western Asset Enhanced   Long-term total return.                        S&P 500 derivatives and stocks, and a broad
Equity Portfolio                                                        range of fixed income securities.
---------------------------------------------------------------------------------------------------------------------

                                    GENERAL

LM Institutional Fund Advisors I, Inc. (the "Corporation") is comprised of a variety of separate investment portfolios. The Corporation was organized as a Maryland corporation on May 16, 1990.

                              MANAGER AND ADVISERS

LM Institutional Advisors, Inc. (the "Manager" or "LMIA") serves as the investment manager to each Portfolio. Western Asset Management Company ("Western Asset") is the investment adviser to each of the Portfolios other than the Western Asset Non-U.S. Fixed Income Portfolio. With respect to the Western Asset Intermediate Plus, Western Asset Core Plus, and Western Asset Global Strategic Income Portfolios, Western Asset shares this responsibility with Western Asset Global Management Limited ("WAGM"). WAGM also serves as the investment adviser to the Western Asset Non-U.S. Fixed Income Portfolio. Collectively Western Asset and WAGM are referred to herein as "Advisers" and individually as the "Adviser."

                              CERTAIN RISK FACTORS

In addition to the typical risks of investing in securities, and in fixed income securities in particular (as well as equity securities for the Western Asset Enhanced Equity Portfolio), the Portfolios may be subject to certain special risks. These risks include the risks associated with investing in: foreign markets and the securities of foreign issuers (these risks increase to the extent a Portfolio invests in emerging markets); derivative securities (which tend to be more volatile than the underlying security); and lower-rated securities (high yield or junk bonds). See "Description of Each Portfolio and Its Investment Strategy" and "Common Investment Policies and Techniques; Risk Factors" for more information about which Portfolios are likely to be subject to the foregoing risks and a description of other risks to which the Portfolios are subject.

                               PURCHASE OF SHARES

The Portfolios offer two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" for more information. The minimum initial investment is $1 million, subject to certain exceptions. See "Purchase of Shares."

                           REDEMPTIONS AND EXCHANGES

Shares of each Portfolio may be redeemed without cost at the relevant net asset value per share next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See "Redemption of Shares." Shares of any Portfolio may be exchanged on the basis of relative net asset values for shares of the same class of any other Portfolio or of any portfolio of LM Institutional Fund Advisors II, Inc. See "Exchange Privilege."

                          DIVIDENDS AND DISTRIBUTIONS

The Western Asset Government Money Market Portfolio and the Western Asset Money Market Portfolio declare dividends daily (out of their net investment income for that day) and pay dividends monthly. Each of the other Portfolios declares and pays dividends quarterly out of its net investment income for that quarter. Distributions of net realized capital gains are made annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Portfolio, unless cash payment is requested. See "Dividends and Distributions to Shareholders."

EXPENSE INFORMATION

Expenses are one of several factors to consider when investing. The following tables contain annualized expense information about the Portfolios based on the most recent nine month fiscal period (in the case of the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio and the Western Asset Core Portfolio) or amounts expected to be incurred in the current fiscal year (in the case of the other Portfolios). Information for the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio and the Western Asset Core Portfolio has been restated to give effect to revised investment advisory and administration arrangements recently approved by shareholders. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods, assuming a 5% annual return and redemption at the end of each period. The paragraph following the tables and examples contains additional information about the tables, the examples and the Portfolios' expenses.

                WESTERN ASSET GOVERNMENT MONEY MARKET PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 4
                                                                                                        3 years          $13
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .15%               .15%               1 year          $ 5
  (reflecting expense limitations)                                                                      3 years          $16
12b-1 Fees                                                        None                .10%
Other Expenses                                                     .15%               .15%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitations)                                 .30%               .40%
                                                             =============         ======



                      WESTERN ASSET MONEY MARKET PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 4
                                                                                                        3 years          $13
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .15%               .15%               1 year          $ 5
  (reflecting expenses limitations)                                                                     3 years          $16
12b-1 Fees                                                        None                .10%
Other Expenses                                                     .15%               .15%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitations)                                 .30%               .40%
                                                             =============         ======

                    WESTERN ASSET LIMITED DURATION PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 4
                                                                                                        3 years          $13
                                                                                                        5 years          $22
                                                                                                       10 years          $51
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .00%               .00%               1 year          $ 7
  (reflecting expenses limitations)                                                                     3 years          $21
12b-1 Fees                                                        None                .25%              5 years          $36
Other Expenses                                                     .40%               .40%             10 years          $81
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitations)                                 .40%               .65%
                                                             =============         ======


                      WESTERN ASSET INTERMEDIATE PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 5
                                                                                                        3 years          $14
                                                                                                        5 years          $25
                                                                                                       10 years          $57
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .33%               .33%               1 year          $ 7
  (reflecting expenses limitations)                                                                     3 years          $22
12b-1 Fees                                                        None                .25%              5 years          $39
Other Expenses                                                     .12%               .12%             10 years          $87
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitations)                                 .45%               .70%
                                                             =============         ======



                   WESTERN ASSET INTERMEDIATE PLUS PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 5
                                                                                                        3 years          $14
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .30%               .30%               1 year          $ 7
  (reflecting expenses limitations)                                                                     3 years          $22
12b-1 Fees                                                        None                .25%
Other Expenses                                                     .15%               .15%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitations)                                 .45%               .70%
                                                             =============         ======

                          WESTERN ASSET CORE PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 5
                                                                                                        3 years          $16
                                                                                                        5 years          $28
                                                                                                       10 years          $63
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .44%               .44%               1 year          $ 8
  (reflecting expenses limitations)                                                                     3 years          $24
12b-1 Fees                                                        None                .25%              5 years          $42
Other Expenses                                                     .06%               .06%             10 years          $93
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitations)                                 .50%               .75%
                                                             =============         ======


                       WESTERN ASSET CORE PLUS PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 5
                                                                                                        3 years          $16
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .35%               .35%               1 year          $ 8
  (reflecting expenses limitations)                                                                     3 years          $24
12b-1 Fees                                                        None                .25%
Other Expenses                                                     .15%               .15%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitations)                                 .50%               .75%
                                                             =============         ======


                       WESTERN ASSET HIGH YIELD PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 6
                                                                                                        3 years          $18
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .40%               .40%               1 year          $ 8
  (reflecting expenses limitations)                                                                     3 years          $26
12b-1 Fees                                                        None                .25%
Other Expenses                                                     .15%               .15%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitations)                                 .55%               .80%
                                                             =============         ======

                 WESTERN ASSET NON-U.S. FIXED INCOME PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 6
                                                                                                        3 years          $18
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .35%               .35%               1 year          $ 8
  (reflecting expenses limitations)                                                                     3 years          $26
12b-1 Fees                                                        None                .25%
Other Expenses                                                     .20%               .20%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitations)                                 .55%               .80%
                                                             =============         ======


                WESTERN ASSET GLOBAL STRATEGIC INCOME PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 6
                                                                                                        3 years          $18
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .40%               .40%               1 year          $ 8
  (reflecting expenses limitations)                                                                     3 years          $26
12b-1 Fees                                                        None                .25%
Other Expenses                                                     .40%               .40%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitations)                                 .80%              1.05%
                                                             =============         ======


                    WESTERN ASSET ENHANCED EQUITY PORTFOLIO

                                                             INSTITUTIONAL        FINANCIAL
                                                                 CLASS        INTERMEDIARY CLASS     INSTITUTIONAL CLASS EXAMPLE
                                                             -------------    ------------------    -----------------------------
SHAREHOLDER TRANSACTION EXPENSES                                  None               None                1 year          $ 7
                                                                                                        3 years          $21
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                       FINANCIAL INTERMEDIARY
                                                                                                            CLASS EXAMPLE
                                                                                                    -----------------------------
Management Fees                                                    .40%               .40%               1 year          $ 9
  (reflecting expenses limitations)                                                                     3 years          $29
12b-1 Fees                                                        None                .25%
Other Expenses                                                     .25%               .25%
                                                             -------------         ------
Total Operating Expenses
  (reflecting expense limitations)                                 .65%               .90%
                                                             =============         ======

     The tables are provided to help you understand the expenses of investing in a Portfolio and your share of the Portfolio's operating expenses. The management fees shown in the table for each Portfolio reflect voluntary expense limitations currently in effect, which are expected to continue through the current fiscal year. The following table shows what management fees and total operating expenses would be for each of the Portfolios in the absence of the expense limitations. The information in the table for the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio and the Western Asset Core Portfolio has been annualized and has been restated to give effect to revised investment advisory and administration arrangements, the net effect of which was to increase the contractual rate of the management fee by 0.05% on an annual basis and eliminate administrative fees.

                                                                                                                TOTAL
                                                                                                MANAGEMENT    OPERATING
                                                                                                   FEE         EXPENSES
                                                                                                 WITHOUT       WITHOUT
PORTFOLIO                                                             CLASS                     LIMITATION    LIMITATION
---------                                                             -----                     ----------    ----------
Western Asset Government Money Market Portfolio                       Institutional                0.20%         0.35%
                                                                      Financial Intermediary       0.20%         0.45%
Western Asset Money Market Portfolio                                  Institutional                0.20%         0.35%
                                                                      Financial Intermediary       0.20%         0.45%
Western Asset Limited Duration Portfolio                              Institutional                0.35%         0.95%
                                                                      Financial Intermediary       0.35%         1.20%
Western Asset Intermediate Portfolio                                  Institutional                0.40%         0.52%
                                                                      Financial Intermediary       0.40%         0.77%
Western Asset Intermediate Plus Portfolio                             Institutional                0.40%         0.55%
                                                                      Financial Intermediary       0.40%         0.80%
Western Asset Core Portfolio                                          Institutional                0.45%         0.51%
                                                                      Financial Intermediary       0.45%         0.76%
Western Asset Core Plus Portfolio                                     Institutional                0.45%         0.60%
                                                                      Financial Intermediary       0.45%         0.85%
Western Asset High Yield Portfolio                                    Institutional                0.55%         0.70%
                                                                      Financial Intermediary       0.55%         0.95%
Western Asset Non-U.S. Fixed Income Portfolio                         Institutional                0.45%         0.65%
                                                                      Financial Intermediary       0.45%         0.90%
Western Asset Global Strategic Income Portfolio                       Institutional                0.45%         0.85%
                                                                      Financial Intermediary       0.45%         1.10%
Western Asset Enhanced Equity Portfolio                               Institutional                0.55%         0.75%
                                                                      Financial Intermediary       0.55%         1.00%

     Other expenses for the Western Asset Limited Duration Portfolio, in the absence of any expense limitations, would be 0.60%.

     "Other expenses" are based on estimated amounts for the current fiscal year in the case of each of the Portfolios other than the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio and the Western Asset Core Portfolio, which are based on the most recent nine month period. THE EXAMPLES DO NOT REPRESENT PAST OR FUTURE EXPENSE LEVELS. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the examples to assume a 5% annual return, but actual annual returns will vary. As a result of Rule 12b-1 fees, long-term shareholders of the Financial Intermediary Class may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The tables on the following pages present financial highlights for the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio and the Western Asset Core Portfolio. This information, including the information for the five most recent fiscal years, has been audited by Price Waterhouse LLP. The "Report of Independent Accountants" and financial statements included in the Portfolios' Annual Reports for the 1998 fiscal year are incorporated by reference in this Prospectus and in the SAI. Each Portfolio's Annual Report, which contains unaudited performance information, is available without charge upon request. The following information should be read in conjunction with the Portfolios' audited financial statements and related notes. The following information does not reflect a 10-for-1 stock split that occurred on June 17, 1998. No information is provided with respect to the other Portfolios because they had not commenced operations as of the date of this Prospectus.

                    WESTERN ASSET LIMITED DURATION PORTFOLIO

                                                                                 NINE MONTHS ENDED       YEARS ENDED
                                                                                     MARCH 31,             JUNE 30,
                                                                                 ---------------------------------------
                                                                                      1998(A)          1997      1996(B)
                                                                                 ---------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........................................        $102.36         $100.76    $100.00
                                                                                 ---------------------------------------
Net investment income (C).....................................................           4.33            5.94       0.84
Net realized and unrealized gain (loss) on investments, options and futures...           1.09            1.34      (0.08)
                                                                                 ---------------------------------------
Total from investment operations..............................................           5.42            7.28       0.76
                                                                                 ---------------------------------------
Distributions to shareholders from:
  Net investment income.......................................................          (4.72)          (5.31)        --
  Net realized gain on investments............................................          (0.35)          (0.37)        --
                                                                                 ---------------------------------------
Total distributions...........................................................          (5.07)          (5.68)        --
                                                                                 ---------------------------------------
Net asset value, end of period................................................        $102.71         $102.36    $100.76
                                                                                 =======================================
Total return (C)..............................................................           5.42%(D)        7.42%      0.76%(D)
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Expenses (C)................................................................           0.40%(E)        0.41%      0.50%(E)
  Net investment income (C)...................................................           5.82%(E)        6.24%      5.58%(E)
Portfolio turnover rate.......................................................         373.00%(E)      435.47%     1,042%(E)
Net assets, end of period (in thousands)......................................        $50,371         $26,537    $16,110

---------------
(A) The year end has been changed from June 30 to March 31.
(B) For the period May 1, 1996 (commencement of operations) to June 30, 1996.
(C) Net of investment advisory fees waived pursuant to a voluntary expense limitation of 0.50% until June 30, 1996 and 0.40% until October 30, 1998; and a voluntary administrative expense waiver of 0.05%. Pursuant to this limitation, advisory fees of $76,000, $60,550 and $7,212 were waived for the nine months ended March 31, 1998, the year ended June 30, 1997 and the period ended June 30, 1996, respectively. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.95%, 1.20% and 0.80%, respectively.
(D) Not Annualized.
(E) Annualized.


                      WESTERN ASSET INTERMEDIATE PORTFOLIO

                                                                       NINE MONTHS ENDED             YEARS ENDED
                                                                           MARCH 31,                   JUNE 30,
                                                                       ---------------------------------------------------
                                                                            1998(A)           1997       1996       1995
                                                                       ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................................       $  107.19        $ 104.83    $107.36    $100.00
                                                                       ---------------------------------------------------
Net investment income (B)...........................................            4.55            5.49       5.41       3.86
Net realized and unrealized gain (loss) on investments, options and
  futures...........................................................            2.34            3.00      (0.06)      6.02
                                                                       ---------------------------------------------------
Total from investment operations....................................            6.89            8.49       5.35       9.88
                                                                       ---------------------------------------------------
Distributions to shareholders from:
  Net investment income.............................................           (4.59)          (5.42)     (5.35)     (2.47)
  Net realized gain on investments..................................           (0.97)          (0.71)     (2.53)     (0.05)
                                                                       ---------------------------------------------------
Total distributions.................................................           (5.56)          (6.13)     (7.88)     (2.52)
                                                                       ---------------------------------------------------
Net asset value, end of year........................................       $  108.52        $ 107.19    $104.83    $107.36
                                                                       ===================================================
Total return(B).....................................................            6.59%(C)        8.32%      5.15%     10.08%
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Expenses (B)......................................................            0.45%(D)        0.45%      0.50%      0.50%
  Net investment income (B).........................................            5.78%(D)        6.33%      6.28%      6.11%
Portfolio turnover rate.............................................          401.40%(D)      419.26%    841.89%    764.45%
Net assets, end of year (in thousands)..............................       $ 293,531        $224,497    $66,079    $20,313

---------------
(A) The year end has been changed from June 30 to March 31.
(B) Net of investment advisory fees waived pursuant to a voluntary expense limitation of 0.50% until June 30, 1996 and 0.45% until October 30, 1998; and a voluntary administrative expense waiver of 0.05%. Pursuant to this limitation, advisory fees of $142,000, $158,505, $130,938 and $29,571 were waived for nine months ended March 31, 1998 and the years ended June 30, 1997, 1996 and 1995, respectively. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.52%, 0.55%, 1.03% and 1.60%, respectively.
(C) Not Annualized.
(D) Annualized.

                          WESTERN ASSET CORE PORTFOLIO

                                     NINE MONTHS ENDED
                                         MARCH 31,                                YEARS ENDED JUNE 30,
                                     -------------------------------------------------------------------------------------------
                                          1998(A)         1997       1996       1995       1994       1993      1992     1991(E)
                                     -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................     $  112.79      $ 110.46   $ 112.17   $ 105.02   $ 116.64   $ 112.04   $106.28   $100.00
                                     -------------------------------------------------------------------------------------------
Net investment income(B)............          4.87          7.05       6.70       6.82       5.64       6.57      6.90      6.66
Net realized and unrealized gain
  (loss) on investments, options and
  futures...........................          4.89          1.86      (1.36)      7.19      (6.28)      8.71      8.72      4.28
                                     -------------------------------------------------------------------------------------------
Total from investment operations....          9.76          8.91       5.34      14.01      (0.64)     15.28     15.62     10.94
                                     -------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income.............         (5.28)        (6.51)     (6.61)     (6.86)     (6.11)     (6.72)    (7.11)    (4.66)
  Net realized gain on
    investments.....................         (1.37)        (0.07)     (0.44)     (4.87)     (3.96)     (2.75)       --        --
                                     -------------------------------------------------------------------------------------------
Total distributions.................         (6.65)        (6.58)     (7.05)     (6.86)    (10.98)    (10.68)    (9.86)    (4.66)
                                     -------------------------------------------------------------------------------------------
Net asset value, end of period......     $  115.90      $ 112.79   $ 110.46   $ 112.17   $ 105.02   $ 116.64   $112.04   $106.28
                                     ===========================================================================================
Total return(B).....................          8.91%(C)      8.27%      4.86%     14.12%     (0.89)%    14.52%    15.61%    11.01%(C)
RATIOS/SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
  Expenses (B)......................          0.50%(D)      0.50%      0.50%      0.50%      0.50%      0.50%     0.50%     0.65%(D)
  Net investment income (B).........           6.0%(D)       6.4%       6.3%       7.0%       6.0%       6.0%      6.7%      8.0%(D)
Portfolio turnover rate.............         226.9%(D)     384.8%     266.0%    257.90%    272.49%    313.05%   299.65%   177.25%(D)
Net assets, end of period (in
  thousands)........................     $ 617,676      $508,353   $453,699   $336,774   $205,959   $135,886   $92,892   $43,076

---------------
(A) The year end has been changed from June 30 to March 31.
(B) Net of investment advisory fees waived pursuant to a voluntary expense limitation as follows: 0.65% through June 30, 1991; 0.50% thereafter and a voluntary administrative expense waiver of 0.05%. Pursuant to this limitation, advisory fees of $30,000, $22,402, $111,421, $69,442, $66,823,
    $71,911, and $128,262 were waived for the nine months ended March 31, 1998 and the years ended June 30, 1997, 1996, 1995, 1994, 1993 and June 30, 1992,
    respectively. Additionally, advisory fees of $54,697 remain waived from the prior period ended June 30, 1991. In the absence of this limitation, the ratio of expenses to average net assets would have been 0.50% for the nine months ended March 31, 1998, 0.50% for the year ended June 30, 1997, 0.53% for the years ended June 30, 1996 and 1995, 0.58% for the year ended June 30, 1994, 0.57% for the year ended June 30, 1993, 0.70% for the year ended June 30, 1992, and 0.81% for the period September 4, 1990 to June 30, 1991.
(C) Not Annualized.
(D) Annualized.
(E) For the period September 4, 1990 (commencement of operations) to June 30, 1991.

DESCRIPTION OF EACH PORTFOLIO AND ITS INVESTMENT STRATEGY

The investment objective and policies for each Portfolio are stated below. The Portfolios are not intended to be a complete investment program, and there is no assurance that any Portfolio will achieve its investment objective. Please see "Common Investment Policies and Techniques; Risk Factors" and the SAI for additional information concerning the Portfolios' investment programs and the risks associated with investing in the Portfolios. Each of the Portfolios may from time to time depart from the policies described below for temporary "defensive" purposes. See "Common Investment Policies and Techniques; Risk Factors -- Alternative Investment Strategies" for more information.

                            WESTERN ASSET GOVERNMENT
                             MONEY MARKET PORTFOLIO

Adviser:     Western Asset
Objective:   Obtain high current income consistent with
             liquidity and conservation of principal.

The Portfolio invests only in U.S. Government obligations, repurchase agreements with respect to such instruments and debt obligations of "supranational organizations" as described below. U.S. Government obligations include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates of the Governmental National Mortgage Association ("GNMA")), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality (such as securities issued by Fannie Mae) or (d) only the credit of the instrumentality (such as the securities issued by Freddie
Mac). In the case of obligations not backed by the full faith and credit of the U.S. Government, the Portfolio must look to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. Government does not insure or guarantee the market value of the Portfolio's shares.

Although the Portfolio attempts to maintain a stable net asset value of $1.00 per share, the Portfolio, of course, cannot guarantee a net asset value of $1.00 per share. In an attempt to maintain a stable net asset value per share, the Portfolio pursues several practices intended to minimize the effect of interest rate fluctuations. The Portfolio will not purchase instruments having a remaining term to maturity of more than 397 days, will maintain an average maturity, computed on a dollar-weighted basis, of 90 days or less, and will buy only high quality securities which Western Asset believes present minimal credit risk. The Portfolio may invest in variable and floating rate obligations that have stated maturities in excess of 397 days if such obligations comply with conditions established by the SEC. Securities held by the Portfolio as collateral for repurchase agreements and other collateralized transactions may have remaining maturities in excess of 397 days.

The Portfolio also may invest in fixed income securities issued by "supranational organizations," which are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the International Bank for Reconstruction and Development ("World Bank") and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities may be limited to a percentage of their total capital (including "callable capital" contributed by members at an entity's call), reserves and net income.

The Portfolio may purchase or sell securities on a forward commitment basis. To the extent permitted by applicable law, the Portfolio may also engage in reverse repurchase agreements and other borrowings. See "Common Investment Policies and Techniques; Risk Factors".

                      WESTERN ASSET MONEY MARKET PORTFOLIO

Adviser:     Western Asset
Objective:   Obtain high current income consistent with
             liquidity and conservation of principal.

The Portfolio invests in high quality money market instruments, which include, but are not limited to, marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; municipal obligations; instruments of domestic and foreign banks and savings and loan institutions (such as certificates of deposit, demand and time deposits, savings shares and bankers' acceptances), provided that the issuing bank or institution has total assets of over $1 billion at the time of purchase or the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation; and commercial paper and other short-term investments. The Portfolio may also invest in repurchase agreements involving any of the foregoing instruments. A money market instrument is considered to be "high quality" if it has received one of the two highest ratings by two or more Nationally Recognized Statistical Rating Organizations ("NRSROs") (or by one NRSRO if only one has rated the security) or, if unrated, is determined by Western Asset to be of comparable quality.

Although the Portfolio attempts to maintain a stable net asset value of $1.00 per share, the Portfolio, of course, cannot guarantee a net asset value of $1.00 per share. In an attempt to maintain a stable net asset value per share, the Portfolio pursues several practices intended to minimize the effect of interest rate fluctuations. The Portfolio will not purchase instruments having a remaining term to maturity of more than 397 days, and will maintain an average maturity, computed on a dollar-weighted basis, of 90 days or less. The Portfolio may invest in variable and floating rate obligations that have stated maturities in excess of 397 days if such obligations comply with conditions established by the SEC. Securities held by the Portfolio as collateral for repurchase agreements and other collateralized transactions may have remaining maturities in excess of 397 days. The Portfolio may purchase or sell securities on a forward commitment basis, and will invest only in U.S. dollar-denominated securities.

High quality money market instruments can be divided into two categories: "first tier" securities and "second tier" securities. An instrument rated in the highest rating category by at least two NRSROs (or one NRSRO if only one has rated the security) or, if unrated, determined by Western Asset to be of comparable quality, is a "first tier" security. "Second tier" securities are all other high quality securities. The Portfolio may not invest more than 5% of its total assets in first tier securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities), except on a temporary basis. The Portfolio may not invest more than 1% of its total assets, or $1 million, whichever is greater, in the second tier securities of any one issuer, and may not invest more than 5% of its total assets in second tier securities generally. Both the percentages and the quality standards set forth in this paragraph are measured at the time a security is purchased.

The Portfolio's foreign investments (all of which will be U.S. dollar-denominated) subject the Portfolio to investment risks different from those associated with domestic investments. For additional information concerning these risks, see "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities" below. To the extent permitted by applicable law, the Portfolio may also engage in reverse repurchase agreements and other borrowings. See "Common Investment Policies and Techniques; Risk Factors".

                         WESTERN ASSET LIMITED DURATION
                                   PORTFOLIO

                           WESTERN ASSET INTERMEDIATE
                                   PORTFOLIO

                        WESTERN ASSET INTERMEDIATE PLUS
                                   PORTFOLIO

                          WESTERN ASSET CORE PORTFOLIO

                       WESTERN ASSET CORE PLUS PORTFOLIO

Advisers:    Western Asset (each Portfolio) and WAGM (non-U.S. portion of the
             Western Asset Intermediate Plus and Western Asset Core Plus
             Portfolios)
Objective:   Maximize total return, consistent with prudent investment
             management and liquidity needs, by investing to obtain the average duration specified for that Portfolio. "Total return" includes interest from underlying securities, capital gains and appreciation on the securities held in the Portfolio, and gains from the sale of futures and options.

As set forth below, the Portfolios differ from one another primarily in the range of duration and/or in the proportion of assets invested in certain types of securities. Further, the Western Asset Intermediate Plus Portfolio and the Western Asset Core Plus Portfolio (the "Western Asset Plus Portfolios") differ from the other Portfolios in the percentage of their assets that they may invest in securities of foreign issuers, in non-U.S. dollar-denominated securities and in non-investment grade debt securities.

Duration is a measure of the expected life of a fixed income security on a cash flow basis. Most debt obligations provide interest payments and a final payment at maturity. Some also have call provisions that allow the issuer to redeem the security at specified dates prior to maturity. Duration incorporates yield, coupon interest payments, final maturity and call features into a single measure. It is therefore considered a more accurate measure of a security's expected life and sensitivity to interest rate changes than is the security's term to maturity. See "Common Investment Policies and Techniques; Risk Factors" for a further explanation of the term "duration" and its application to various fixed income securities.

The Portfolios invest primarily in the following types of securities: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated fixed income securities of non-governmental domestic or foreign issuers rated at the time of purchase Baa or better by Moody's Investors Service ("Moody's") or BBB or better by Standard & Poor's ("S&P"), securities comparably rated by another NRSRO or, if unrated, determined by an Adviser to be of comparable quality; mortgage- and other asset-backed securities; and U.S. dollar-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational organizations. The Portfolios may also invest in other securities or investments, including certificates of deposit, time deposits and bankers' acceptances issued by domestic and foreign banks and denominated in U.S. dollars and commercial paper and other short-term investments, and may engage in repurchase agreements and reverse repurchase agreements. See "Common Investment Policies and Techniques; Risk Factors" for more information.

Each Portfolio is authorized to invest up to 25% of its total assets in the securities of foreign issuers. However, each Portfolio, other than the Western Asset Plus Portfolios, presently intends to limit such investments to securities denominated in U.S. dollars. Each of the Western Asset Plus Portfolios may invest up to 20% of its total assets in the non-dollar denominated securities of foreign issuers. See "Common Investment Policies and Techniques; Risk
Factors -- Foreign Securities" for more information.

Each Portfolio, other than the Western Asset Plus Portfolios, may invest up to 5% of its net assets in debt securities that are rated at the time of purchase below investment grade but rated at least B or higher by an NRSRO or, if unrated, determined by an Adviser to be of comparable quality. Each of the Western Asset Plus Portfolios may invest up to 15% of its total assets in debt securities that are rated at the time of purchase below investment grade but rated at least B or higher by an NRSRO or, if unrated, determined by an Adviser to be of comparable quality. See the Appendix to the Prospectus for a description of Moody's, S&P's and Fitch Investors Service, Inc.'s ratings applicable to fixed income securities and "Common Investment Policies and Techniques; Risk Factors -- Debt and Fixed Income Securities -- Lower-Rated Securities" for more information concerning fixed income securities of below investment grade quality. If the rating of a security in which a Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the relevant Adviser determines appropriate for that Portfolio, having due regard for market conditions, tax implications and other applicable factors.

Each Portfolio may buy or sell futures contracts on fixed income instruments, options on such futures contracts and options on securities to hedge against changes in the value of securities which the Portfolio owns or anticipates purchasing due to anticipated changes in interest rates or for non-hedging purposes. Each Portfolio may also purchase and sell options on debt securities. See "Common Investment Policies and Techniques -- Options and Futures."

Each Portfolio also may purchase preferred stocks, structured notes, municipal securities, convertible securities, pay-in-kind securities and zero coupon bonds, may purchase or sell securities on a forward commitment basis, lend its portfolio securities, and borrow money for temporary or emergency purposes. See "Common Investment Policies and Techniques; Risk Factors" for more information about these practices.

In selecting securities for each Portfolio, the Advisers may utilize economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of each Portfolio's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Advisers' outlook for the U.S. and foreign economies, the financial markets and other factors.

The composition of the Portfolios is as follows:

WESTERN ASSET LIMITED DURATION PORTFOLIO . . .

invests in a portfolio with a dollar-weighted average duration normally ranging between one and three years. The total rate of return for this Portfolio is expected to exhibit less volatility than that of the other Portfolios because its average duration will be shorter.

WESTERN ASSET INTERMEDIATE PORTFOLIO AND
WESTERN ASSET INTERMEDIATE PLUS PORTFOLIO . . .

invest in a portfolio with a dollar-weighted average duration normally ranging between two and four years. The total rate of return for each of these Portfolios is expected to exhibit less volatility than that of the Western Asset Core Portfolio or the Western Asset Core Plus Portfolio because its average duration will be shorter.

WESTERN ASSET CORE PORTFOLIO AND
WESTERN ASSET CORE PLUS PORTFOLIO . . .

invest in a portfolio with a dollar-weighted average duration that will normally stay within (plus/minus) 20% of what Western Asset believes to be the average duration of the domestic bond market as a whole, but may have a longer or shorter duration during periods of unusual market conditions, as judged by Western Asset. Western Asset bases its analysis of the average duration of the domestic bond market on bond market indices which it believes to be representative. Western Asset currently uses the Lehman Brothers Aggregate Bond Index for this purpose. As the average duration of the domestic bond market is currently about four and one-half years, the duration of these Portfolios is currently expected to range between four and six years. Portfolio holdings will be focused in areas of the bond market (based on quality, sector, coupon, maturity, country or currency) which the relevant Adviser believes to be relatively undervalued.

The average duration of any Portfolio may be less than that specified during periods of unusual liquidity needs or immediately following a major contribution of cash.

With respect to the Western Asset Plus Portfolios, Western Asset will determine the relative portion of a Portfolio's assets that is allocated to foreign securities (and therefore to the investment discretion of WAGM).

                       WESTERN ASSET HIGH YIELD PORTFOLIO

Adviser:     Western Asset
Objective:   Maximize total return, consistent with prudent investment
             management. "Total return" includes interest from underlying securities, capital gains and appreciation on the securities held in the Portfolio, and gains from the sale of futures and options.

Under normal market conditions, the Portfolio will invest at least 75% of its total assets in U.S. dollar-denominated debt or fixed income securities of non-governmental domestic issuers that are rated below investment grade by one or more NRSROs or are of a comparable quality as determined by Western Asset. These securities are commonly known as "junk bonds" or "high yield bonds." Western Asset expects that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in such securities. Non-investment grade securities and certain investment grade securities have speculative characteristics and are therefore more volatile. A rating in the lowest category indicates that the security is highly speculative and may be in default or in danger of default as to principal and interest. Lower-rated securities generally provide greater income than higher-rated securities, but are subject to greater market fluctuations and risks of loss of income and principal than higher-rated securities. See "Common Investment Policies and Techniques; Risk Factors -- Debt and Fixed Income Securities -- Lower-Rated Securities" for more information concerning fixed income securities of below investment grade quality.

In selecting securities for the Portfolio, Western Asset may utilize economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on Western Asset's outlook for the U.S. and foreign economies, the financial markets and other factors.

The Portfolio may also invest in the following U.S. dollar-denominated securities: mortgage- and other asset-backed securities; municipal obligations; variable and floating rate debt securities; commercial paper and other short-term investments; various corporate obligations (including preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); common stocks and warrants; and certificates of deposit, fixed time deposits and bankers' acceptances issued by domestic banks. The Portfolio may also engage in repurchase agreements, reverse repurchase agreements and dollar roll transactions. For more information, see "Common Investment Policies and Techniques; Risk Factors".

The Portfolio may invest up to 25% of its total assets in non-U.S. dollar-denominated foreign securities. See "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities" for more information concerning such investments.

The Portfolio also may buy or sell interest rate futures contracts and options on fixed income instruments and bond indices and options on interest rate futures contracts to hedge against changes in the value of securities it owns or anticipates purchasing or for non-hedging purposes. The Portfolio also may purchase or sell securities on a forward commitment basis, engage in foreign currency exchange transactions, lend its securities, and borrow money for temporary or emergency purposes. See "Common Investment Policies and Techniques; Risk Factors" for more information about these practices.

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                 WESTERN ASSET NON-U.S. FIXED INCOME PORTFOLIO

Adviser:     WAGM
Objective:   Maximize total return, consistent with prudent investment
             management. "Total return" includes interest from underlying securities, capital gains and appreciation on the securities held in the Portfolio, and gains from the use of futures and options and from favorable changes in foreign currency exchange rates.

Under normal market conditions, the Portfolio invests at least 75% of its total assets in securities denominated in major foreign currencies and in baskets of currencies (which may include U.S. and foreign currencies), such as the European Currency Unit, or "ECU," or as other baskets of currencies may further develop. WAGM anticipates that, under normal market conditions, all or substantially all of the Portfolio's assets will be invested in securities of foreign issuers. WAGM will manage the investments of the Portfolio across different international bond markets so that, under normal market conditions, the Portfolio's assets will be invested in securities of foreign issuers representing at least three foreign countries. WAGM will select the Portfolio's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors WAGM believes relevant.

In selecting securities for the Portfolio, WAGM may utilize economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on WAGM's outlook for the U.S. and foreign economies, the financial markets and other factors.

The Portfolio's foreign investments subject the Portfolio to greater risks than those associated with domestic investments. See "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities" for more information concerning these risks.

Within the limits described above, the Portfolio may invest in a variety of securities, including: U.S. dollar-denominated or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies (such as the World Bank) or supranational entities; foreign currency exchange-related securities, including foreign currency warrants; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-and other asset-backed securities; variable and floating rate debt securities; commercial paper and other short-term investments; corporate obligations (including preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); certificates of deposit, fixed time deposits and bankers' acceptances; loan participations and assignments; indexed securities and structured notes; and repurchase agreements collateralized by any security in which it may invest. The Portfolio may also engage in reverse repurchase agreements and dollar roll transactions and may borrow money for temporary or emergency purposes. See "Common Investment Policies and Techniques; Risk Factors" for more information.

The Portfolio may invest up to 25% of its net assets in securities that are rated at the time of purchase below investment grade or are of comparable quality at the time of purchase as determined by WAGM. These securities are commonly known as "junk bonds" or "high yield bonds." It is likely that a substantial portion of these securities will be issued by issuers located in emerging market countries. As a result, these securities are subject to special risks. See "Common Investment Policies and Techniques; Risk Factors" for more information concerning lower-rated securities and securities issued by issuers located in emerging market countries. In evaluating the credit risk of a foreign debt security, the Portfolio may use ratings assigned by rating agencies recognized in the primary market for those securities. In the event that the rating of any security held by the Portfolio falls below its rating at the time of purchase, the Portfolio will not be obligated to dispose of such security and may continue to hold the security if, in the opinion of WAGM, such investment is considered appropriate in the circumstances.

The Portfolio also may buy or sell interest rate futures contracts and options on fixed income instruments and bond indices and options on interest rate futures contracts to hedge against changes in the value of securities it owns or anticipates purchasing or for non-hedging purposes. The Portfolio may buy or sell foreign currencies, foreign currency options, or foreign currency futures contracts and related options, and may enter into foreign currency forward contracts and other foreign currency exchange transactions for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may engage in such transactions for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another. See "Common Investment Policies and Techniques; Risk Factors" for more information about these practices.

The Portfolio is "non-diversified" within the meaning of the Investment Company Act. Accordingly, the Portfolio may invest a greater percentage of its total assets in securities of any one issuer, or may invest in a smaller number of different issuers, than it would if it were a "diversified" company under the Investment Company Act. The Portfolio is therefore more susceptible to risks associated with particular issuers and with the economic, political or regulatory issues in a particular country or group of countries than would a diversified portfolio.

It is anticipated that from time to time over 25% of the Portfolio's assets may be invested in securities of issuers located in a single country, which is currently expected to be the case with respect to both Japanese and German issuers. Such issuers may include the foreign governments of these countries and their subdivisions, agencies, and instrumentalities, and also non-governmental issuers. Whether the Portfolio will concentrate in foreign governmental issuers or other issuers of these countries will depend on relative market and economic circumstances from time to time. Among such circumstances are the relative performance of these and other countries' fixed income markets, expectations as to future relative performance of those markets, relative foreign exchange rates, relative economic performance and expectations for these and other foreign countries, and similar investment factors. The Portfolio will concentrate in these countries or other countries when such circumstances suggest the potential of a relatively higher return from such concentration. The investment of a substantial amount of the Portfolio's assets in securities of issuers from any such country raises special considerations for investors in addition to the considerations generally applicable to foreign securities described above.

Japan currently has the second largest GNP in the world. While the Japanese economy has grown substantially over the last three decades, with its growth rate averaging over 5% in the 1970s and 1980s, the growth rate in Japan has slowed substantially this decade. The economy is currently very weak and the Bank of Japan continues to maintain a very loose monetary policy. The official discount rate has been at .50 percent since September 1995.

Germany currently has the third largest GNP in the world. It too has grown substantially over the past few decades. The economy is now recovering from a period of weak growth. The German Central Bank has reacted by raising interest rates. This was also done to satisfy the requirement for rate convergence in anticipation of the expected single currency in Europe. Inflation remains at very moderate levels.


                WESTERN ASSET GLOBAL STRATEGIC INCOME PORTFOLIO

Adviser:     WAGM (Non-U.S. portion) and Western Asset (U.S. portion)
Objective:   Income and capital appreciation.

The Portfolio seeks to achieve its investment objective by allocating and reallocating its assets primarily among various types of U.S. dollar-denominated and foreign currency-denominated fixed income securities, including mortgage-related and asset-backed securities; U.S. and foreign investment-grade corporate securities; U.S. and foreign non-investment grade corporate securities; sovereign debt obligations of developed nations; and debt obligations of corporate and governmental issuers in developing countries, which are sometimes referred to as emerging markets countries. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in securities of issuers representing at least three countries, one of which may be the U.S., and at least 65% of its total assets in income producing securities.

WAGM will select the Portfolio's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors WAGM believes relevant. In selecting securities for the Portfolio, Western Asset and WAGM may utilize economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on WAGM's or Western Asset's outlook for the U.S. and foreign economies, the financial markets and other factors.

Mortgage-related securities in which the Portfolio may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certificates. Asset-backed securities in which the Portfolio may invest include obligations collateralized by credit card receivables, automotive loans and leases as well as home equity loans.

Investment grade securities in which the Portfolio may invest include bonds, debentures and notes of U.S. and foreign corporate issuers and warrants on the same. At the time of purchase, these securities will be rated at least investment grade by an NRSRO or, if not rated, will be deemed by Western Asset or WAGM to be of comparable quality.

The Portfolio may invest up to 100% of its assets in securities that are rated at the time of purchase below investment grade or are of comparable quality at the time of purchase as determined by WAGM or Western Asset. These securities are commonly known as "junk bonds" or "high yield bonds." The Portfolio may invest in securities that have an NRSRO's lowest rating, or in non-rated securities deemed by WAGM or Western Asset to be of comparable quality. Such ratings indicate that the obligations are highly speculative and may be in default or in danger of default as to principal and interest. High-yielding corporate fixed income securities of foreign issuers in which the Portfolio may invest will include securities of companies, wherever organized, that have their principal business activities and interests outside the United States. A substantial portion of these securities may be issued by issuers located in emerging market countries. As a result, these securities are subject to special risks. See "Common Investment Policies and Techniques; Risk Factors" below for more information concerning lower-rated securities and securities issued by issuers located in emerging market countries. In evaluating the credit risk of a foreign debt security, the Portfolio may use ratings assigned by rating agencies recognized in the primary market for those securities. In the event that the rating of any security held by the Portfolio falls below its rating at the time of purchase, the Portfolio will not be obligated to dispose of such security and may continue to hold the security if, in the opinion of WAGM or Western Asset, such investment is considered appropriate in the circumstances.

The Portfolio also may invest in securities issued by supranational organizations, which are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the International Bank for Reconstruction and Development ("World Bank") and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities may be limited to a percentage of their total capital (including "callable capital" contributed by members at an entity's call), reserves and net income. Sovereign and supranational debt obligations in which the Portfolio invests may have an NRSRO's lowest rating or may be securities deemed by WAGM to be of comparable quality.

As noted above the Portfolio may also invest in debt obligations of private and governmental issuers in countries with developing economies, which are sometimes referred to as emerging market countries. These investments include "Brady Bonds"; bonds issued as a result of a debt restructuring plan; Eurobonds; domestic and international bonds issued under the laws of a developing country; and emerging market loans. For more information concerning the risks associated with investments in emerging markets, see "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities."

The Portfolio's investments may be denominated in either U.S. dollars or a variety of other currencies. The Portfolio's foreign investments subject the Portfolio to greater risks than those associated with domestic investments. See "Common Investment Policies and Techniques; Risk Factors -- Foreign Securities" for more information concerning these risks.

The Portfolio may invest in a variety of other securities, including: foreign currency exchange-related securities, including foreign currency warrants; shares of other investment companies; variable and floating rate debt securities; commercial paper and other short-term investments; corporate obligations (including preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); municipal obligations; certificates of deposit, fixed time deposits and bankers' acceptances; loan participations and assignments; indexed securities and structured notes; and repurchase agreements. The Portfolio may engage in reverse repurchase agreements and dollar roll transactions, borrow money for temporary or emergency purposes, loan its portfolio securities and purchase or sell securities on a forward commitment basis. See "Common Investment Policies and Techniques; Risk Factors" for more information.

In addition, the Portfolio may buy or sell bond or interest rate futures contracts and options on fixed income instruments and bond indices and options on bond or interest rate futures contracts to hedge against changes in the value of securities it owns or anticipates purchasing or for non-hedging purposes. The Portfolio may buy or sell foreign currencies, foreign currency options, or foreign currency futures contracts and related options, and may enter into foreign currency forward contracts and other foreign currency exchange transactions for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may engage in such transactions for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another. See "Common Investment Policies and Techniques; Risk Factors" for more information about these practices.

The Portfolio is "non-diversified" within the meaning of the Investment Company Act. Accordingly, the Portfolio may invest a greater percentage of its total assets in securities of any one issuer, or may invest in a smaller number of different issuers, than it would if it were a "diversified" company. The Portfolio is therefore more susceptible to risks associated with particular issuers and with the economic, political or regulatory issues in a particular country or group of countries than would a diversified portfolio.

                    WESTERN ASSET ENHANCED EQUITY PORTFOLIO

Adviser:     Western Asset
Objective:   Long-term total return. "Total return" includes all interest, dividends and other income, net of expenses, paid on the Portfolio's investments, as well as all realized and unrealized gains and losses.

The Portfolio's assets will be comprised of two components: an equity component and a fixed income component. As more fully described below, Western Asset attempts to manage the equity component so that the Portfolio generally maintains full exposure to the U.S. equity market as represented by the S&P 500 Index (the "Index"). Western Asset attempts to manage the Portfolio's fixed income component in order to generate interest and gains in excess of the Portfolio's expenses, including transaction costs related to its investments. By investing in both components, the Portfolio expects that its performance will approximate that of the Index, with the extent to which the Portfolio outperforms or underperforms the Index depending largely on whether the fixed income component has earned sufficient amounts to offset the Portfolio's expenses.

EQUITY COMPONENT. The Portfolio's equity component invests in common stocks that are represented in the Index ("S&P stocks"), stock index futures, options on stock indexes, options on stock index futures and other derivative instruments that are based on the Index ("S&P derivatives"). The Portfolio may invest in any combination of S&P stocks and S&P derivatives. Western Asset will determine the appropriate mix of S&P stocks and S&P derivatives for the Portfolio based on current market conditions and the expected costs and returns of each, while seeking to control and limit overall risk. Based on current market conditions, Western Asset currently expects that the Portfolio's equity component will invest predominantly, and likely exclusively, in S&P derivatives. To the extent S&P stocks are purchased by the Portfolio, the Portfolio will not be limited to purchasing S&P stocks in the same proportion as such stocks are weighted in the Index.

The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("Exchange"). S&P chooses the stocks to be included in the Index solely on a statistical basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the Index represent approximately two-thirds of the total market value of all U.S. publicly traded common stocks.

Positions in S&P derivatives will be entered into only to the extent they constitute permissible positions for the Portfolio according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time Western Asset may be constrained in its ability to use S&P derivatives by, among other things, CFTC rules or an unanticipated inability to close out positions when it would be most advantageous to do so. For more information about S&P derivatives, see "Common Investment Policies and Techniques; Risk Factors -- Options and Futures."

The Portfolio is neither sponsored by nor affiliated with S&P. The Portfolio will seek to remain invested in S&P stocks and S&P derivatives even when the Index is declining.

FIXED INCOME COMPONENT. The fixed income component will invest primarily in the following types of securities: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; fixed income securities of non-governmental domestic or foreign issuers; municipal securities; mortgage-and other asset-backed securities; preferred stocks; and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities. The fixed income component may also invest in other securities or instruments, including certificates of deposit, time deposits and bankers' acceptances issued by domestic and foreign banks and commercial paper and other short-term investments, and may engage in repurchase agreements, reverse repurchase agreements and other borrowings and purchase or sell futures contracts and options. Up to 10% of the Portfolio's net assets may be invested in lower-rated securities (i.e., securities rated below investment grade at the time of purchase or unrated securities of comparable quality at the time of purchase) and up to 20% of its net assets may be invested in foreign securities. The fixed income component may engage in foreign currency exchange transactions in connection with its foreign investments. For more information, see "Common Investment Policies and Techniques; Risk Factors."

COMMON INVESTMENT POLICIES AND TECHNIQUES; RISK FACTORS

Some or all of the Portfolios may engage in the following investment practices and techniques to the extent described in this Prospectus. See the SAI for a further description of the uses, risks and costs of these practices.

                               FOREIGN SECURITIES

Investing in the securities of issuers in any foreign country, or in securities denominated in a foreign currency, involves special risks and considerations not typically associated with investing in U.S. issuers or U.S. dollar-denominated securities. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning foreign issuers than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and tax withholding. Foreign securities generally exhibit greater price volatility and a greater risk of illiquidity.

To the extent a Portfolio purchases securities denominated in a foreign currency, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution. In addition, a Portfolio is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a Portfolio's income has been earned and translated into U.S. dollars (but before payment), the Portfolio could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

The relative performance of various countries' securities markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in foreign countries.

Foreign securities purchased by a Portfolio may be listed on foreign exchanges, traded over-the-counter or purchased in private transactions. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions. There is less government supervision and regulation of exchanges and brokers in many foreign countries than in the United States. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. issuers having significant foreign operations.

EMERGING MARKET ISSUERS. The risks of foreign investment, described above, are greater for investments in emerging market issuers, and such investments should therefore be considered speculative. Debt securities of governmental and other issuers in emerging market countries will typically be rated below investment grade or be of comparable quality. For more information about lower-rated securities, see "Debt and Fixed Income Securities -- Lower-Rated Securities" below.

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Emerging market countries may experience substantial rates of inflation or deflation. Inflation, deflation and rapid fluctuations in such rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or deflation or mitigate their effects, inflation and deflation may continue to have significant effects both on emerging market countries and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Hedging instruments are not typically available with respect to investments in emerging market countries and, to the extent they are available, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) would make it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a Portfolio to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the supply of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Portfolio. In such a case, a Portfolio's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Portfolio is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a Portfolio's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of an emerging market country's securities markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

Some emerging markets have different settlement and clearance procedures, which, for example, may not call for delivery of a security to a Portfolio until well after the Portfolio has paid for such security. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause that Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging market countries as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's portfolio securities in such markets may not be readily available.

SOVEREIGN DEBT SECURITIES. Sovereign debt is subject to risks in addition to those relating to foreign investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.

DEPOSITARY RECEIPTS. American Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. The Portfolios may also invest in similar non-U.S. instruments issued by foreign banks or trust companies such as "GDRs" and "EDRs." For purposes of its investment policies, each Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

                              OPTIONS AND FUTURES

A futures contract is an agreement between the parties to buy or sell a specified amount of one or more securities, units of an index or currencies at a specified price and date; futures contracts are generally closed out by the parties in advance of that date for a cash settlement. Under an option contract, one party generally has the right to require the other to buy or sell a specified amount of securities, units of an index, currencies or futures contracts, and may exercise that right if the market price of the underlying instrument moves in a direction advantageous to the holder of the option. Options with respect to securities indices typically call for cash settlement instead of delivery of the securities that comprise the index. Options and futures are generally considered to be "derivatives."

The Portfolios may buy, sell and write options and futures for hedging purposes and, to the extent permitted by applicable law, for non-hedging purposes, such as to earn additional income. Futures contracts and options may also be used for other non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for Portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

The use of options and futures involves certain investment risks and transaction costs. These risks include (1) difficulty in predicting movements in the prices of individual securities or an index, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets; (2) imperfect correlation, or no correlation at all, between movements in the price of options and futures contracts, movements in the price of the underlying instruments, index or currencies and movements in the securities or currencies that are the subject of a hedge; (3) the fact that skills needed to use these instruments are different from those needed to select a Portfolio's other investments; (4) the possible lack of a liquid secondary market for any particular instrument at any particular time; (5) the possibility that the use of cover or segregation involving a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other short-term obligations; and (6) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. There can be no assurance that a Portfolio's use of futures contracts or options will be successful. Moreover, in the event that an anticipated change in the price of the instruments, index or currencies that are the subject of the strategy does not occur, the Portfolio might have been in a better position had it not used that strategy at all. Options and futures traded on U.S. or other exchanges may be subject to position and daily fluctuation limits, which may limit the ability of a Portfolio to reduce risk using such options and futures and may limit their liquidity.

The use of options and futures contracts for speculative purposes, e.g., to enhance income or to increase a Portfolio's exposure to a particular security or type of security or a particular foreign currency, subjects the Portfolio to additional risk. The use of options and futures to hedge an anticipated purchase also subjects a Portfolio to additional risk until the purchase is completed or the position is closed out.

Many options on securities are traded primarily on the over-the-counter ("OTC") market. OTC options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have much, if any, liquidity. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the instruments or currencies underlying the option or otherwise fulfill its obligations under the contract. Failure by the dealer to do so would result in the loss of the premium paid by that Portfolio as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of each Portfolio's investment limitations.

                     FOREIGN CURRENCY EXCHANGE TRANSACTIONS

Each Portfolio that may invest in securities that are denominated in foreign currencies may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. These

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transactions may be engaged in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

A Portfolio may engage in transaction hedging to protect against a change in the foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, for transaction hedging purposes, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. Each Portfolio may also purchase, sell and write exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the Portfolio intends to buy are denominated).

For position hedging purposes, each Portfolio may purchase, sell or write foreign currency futures contracts, foreign currency forward contracts, and options on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

A Portfolio's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies other than those in which its portfolio securities are then denominated. "Cross hedging" activities will be used when a Portfolio's Adviser believes that such transactions provide significant hedging opportunities for the Portfolio. Cross hedging transactions by a Portfolio involve the further risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the values of such currencies and of the currency or other asset or liability which is the subject of the hedge.

The decision as to whether and to what extent a Portfolio will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of a Portfolio's investments and the availability of suitable transactions. Accordingly, there can be no assurance that a Portfolio will engage in foreign currency exchange transactions at any given time or from time to time.

For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Options and Futures" above. A Portfolio may also use other foreign currency exchange instruments and techniques when available and deemed appropriate by its Adviser.

                  PREFERRED STOCKS AND CONVERTIBLE SECURITIES

A preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock (or another equity security) of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's

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governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security, (2) convert it into the underlying common stock or (3) sell it to a third party. Any of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective.

                        DEBT AND FIXED INCOME SECURITIES

The Portfolios may invest in a variety of debt and fixed income securities. These securities share one principal risk: their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Portfolio's fixed income investments. Conversely, during periods of rising interest rates, the value of a Portfolio's fixed income investments will generally decline. The magnitude of these fluctuations will generally be greater when a Portfolio's duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in a Portfolio's net asset value. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, each of the Portfolios may invest in these and other instruments.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as GNMA certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks);
(c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

INFLATION-INDEXED SECURITIES. The Portfolios may also invest in inflation-indexed U.S. Treasury securities (also known as "Treasury Inflation-Protection Securities"). The principal value of Treasury Inflation-Protection Securities is adjusted daily in accordance with changes in the Consumer Price Index, while interest is calculated on the basis of the adjusted principal value on the payment date. The principal value of these securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period a Portfolio holds the security, the Portfolio may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. Changes in market interest rates from causes other than inflation will likely affect the price of these securities in the same manner as more traditional obligations.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental, government-related or non-governmental entities, and provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on mortgage-related securities are a "pass-through" of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security, and the principal returned to a Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had such prepayments not occurred. When interest rates are declining, such prepayments usually increase, and reinvestments of such principal prepayments will be at a lower rate than that on the original mortgage-related security. An increase in mortgage prepayments could cause the Portfolio to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates or other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions, the location and age of the mortgages, and other social and demographic conditions. In determining the average maturity or duration of a mortgage-related security, a Portfolio's Adviser must apply certain assumptions and projections about the maturity and prepayment of such security; actual prepayment rates may differ. Because of prepayments, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

GOVERNMENT MORTGAGE-RELATED SECURITIES. GNMA is the principal federal government guarantor of mortgage-related securities. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA pass-through securities are considered to have a relatively low risk of default in that (1) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (2) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of a Portfolio's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.

Residential mortgage loans are also pooled by Freddie Mac, a corporate instrumentality of the U.S. Government. The mortgage loans in Freddie Mac's portfolio are not government backed; Freddie Mac, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac securities. Freddie Mac also issues guaranteed mortgage certificates, on which it guarantees semiannual interest payments and a specified minimum annual payment of principal.

Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest only by Fannie Mae, not the U.S. Government.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae or GNMA or by pools of mortgages.

CMOs are typically structured with classes or series which have different maturities and are generally retired in sequence. Each class of obligations receives periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are generally paid first to the "Class 1" holders. Thereafter, all payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Although full payoff of each class of obligations is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool. Other allocation methods may be used. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages.

Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. Where privately issued securities are collateralized by securities issued by Freddie Mac, Fannie Mae or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations. The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.

ASSET-BACKED SECURITIES. Asset-backed securities refer to securities that directly or indirectly represent a participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.

Such assets are securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of such securities may be illiquid.

The principal on asset-backed securities, like that on mortgage-backed securities, may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect. Conversely, if the securities are purchased at a discount, prepayments faster than expected will increase yield to maturity and prepayments slower than expected will decrease it. Accelerated prepayments also reduce the certainty of the yield because the Portfolio must reinvest the assets at the then-current rates. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal. On the other hand, a decrease in the rate of prepayments may extend the effective maturities of the securities, increasing their sensitivity to changes in market interest rates and potentially increasing the volatility of a Portfolio's shares. The rate of prepayment may also be affected by general economic conditions and other social and demographic conditions.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest in the underlying collateral, and the underlying collateral may become damaged or stolen.

MUNICIPAL OBLIGATIONS. Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. Municipal obligations also include municipal lease obligations and certificates of participation. Municipal lease obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Portfolio. Certificates of participation are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the payments made.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within or outside of the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of municipal securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made. The facility's economic status, in turn, could be affected by economic,

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political and demographic conditions affecting the particular state.

CORPORATE DEBT SECURITIES. A Portfolio may invest in debt securities (i.e., bonds, debentures, notes and other similar debt instruments) of domestic or foreign non-governmental issuers which meet the minimum credit quality criteria, if any, set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

LOWER-RATED SECURITIES. Non-investment grade securities, i.e., securities rated below Baa by Moody's or BBB by S&P or comparable ratings of other NRSROs or unrated securities of comparable quality, are described as "speculative" by Moody's and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as "junk bonds." A Portfolio's Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolios and the creditworthiness of their issuers. If the rating of a security in which a Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the Portfolio's Adviser determines appropriate for that Portfolio, having due regard for market conditions, tax implications and other applicable factors. See the Appendix to this Prospectus for a description of the ratings assigned to fixed income securities by the rating agencies.

A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on a Portfolio's ability to achieve its investment objective because, for example, the Portfolio may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption.

The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness. Generally, lower-rated securities offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by an NRSRO are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated D by an NRSRO are bonds that are in default or arrears and have questionable value. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates.

The market for lower-rated securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.

The market for lower-rated securities is generally thinner and less active than that for higher quality debt securities, which may make it difficult for a Portfolio to value its securities or may limit a Portfolio's ability to sell such securities at fair value. As a result, judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, a Portfolio's investment adviser may rely on the rating that it believes is more accurate. Each Portfolio's Adviser will consider a security's quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, a Portfolio may purchase a security with the lowest rating.

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STRIPPED SECURITIES. Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

ZERO COUPON AND PAY-IN-KIND SECURITIES. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Portfolio investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each Portfolio must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, a Portfolio investing in zero coupon bonds may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

               COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS

Each of the Portfolios may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolios may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The Portfolios may or may not regard such securities as illiquid, depending on the circumstances of each case.

Any Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolios will generally assume positions considerably in excess of the insurance limits.

                      LOAN PARTICIPATIONS AND ASSIGNMENTS

The purchase of loan participations and assignments entails special risks. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Portfolio to invest in a particular loan participation will depend almost exclusively on its Adviser's credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Portfolio and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Portfolio may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The borrower of a loan in which a Portfolio holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Portfolio may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain of the loan participations or assignments acquired by a Portfolio may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Portfolio would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

                             INDEXED SECURITIES AND
                                STRUCTURED NOTES

The values of indexed securities and structured notes are linked to currencies, other securities, interest rates, commodities, indices or other financial indicators ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). An indexed security or structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, an indexed security or structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

                              FORWARD COMMITMENTS

Each Portfolio may enter into commitments to purchase securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "to be announced" transaction, a Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

A Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a Portfolio's forward commitment purchases could cause its net asset value to be more volatile.

Each Portfolio may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, a Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Options and Futures Contracts." It is not expected that any Portfolio's purchases of forward commitments will at any time exceed, in the aggregate, 20% of that Portfolio's total assets.

                       RESTRICTED AND ILLIQUID SECURITIES

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. No securities for which there is not a readily available market ("illiquid securities") will be acquired by any Portfolio if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Portfolio's net assets (10% of net assets for the Western

Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio).

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Portfolios intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as "liquid." The Boards have delegated to a Portfolio's Adviser the responsibility for determining whether a particular security eligible for trading under this rule is "liquid." Investing in these restricted securities could have the effect of increasing a Portfolio's illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Illiquid securities may be difficult to value, and a Portfolio may have difficulty disposing of such securities promptly. The Portfolios do not consider foreign securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

                    SECURITIES OF OTHER INVESTMENT COMPANIES

Investments in other investment companies may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. The Portfolios may invest in both closed-end and open-end investment companies.

                             REPURCHASE AGREEMENTS

A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by a Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. A Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price.

               REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWING

A reverse repurchase agreement is a portfolio management technique in which a Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. While engaging in reverse repurchase agreements, each Portfolio will maintain cash or securities in a segregated account at its custodian bank with a value at least equal to the Portfolio's obligation under the agreements, adjusted daily. Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets and renders the segregated assets unavailable for sale or other disposition.

The Portfolios may also enter into dollar roll transactions in which a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to purchase substantially similar (same type, coupon and maturity) securities at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Portfolio may be adversely affected.

Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing, a Portfolio will not make investments while its borrowing (including reverse repurchase agreements but excluding dollar rolls) is in excess of 5% of its total assets. To avoid potential leveraging effects of dollar rolls, each Portfolio will segregate assets as required by the Investment Company Act of 1940.

                         LOANS OF PORTFOLIO SECURITIES

A Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. A Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. No Portfolio presently expects to have on loan at any given time securities totaling more than one-third of its net assets. A Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.

                                    DURATION

Duration is a measure of the expected life of a fixed income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer its duration; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration.

                               PORTFOLIO TURNOVER

The turnover rates of the Western Asset Limited Duration Portfolio, the Western Asset Intermediate Portfolio and the Western Asset Core Portfolio for the nine month period ended March 31, 1998 on an annualized basis were 373%, 401.4% and 226.9%, respectively. While it is impossible to predict portfolio turnover rates, the Western Asset Enhanced Equity Portfolio, the Western Asset Intermediate Plus Portfolio, the Western Asset Core Plus Portfolio, the Western Asset High Yield Portfolio, the Western Asset Non-U.S. Fixed Income Portfolio and the Western Asset Global Strategic Income Portfolio expect that their average turnover rate will not exceed 400%, 400%, 400%, 200%, 200% and 200%, respectively.

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of a Portfolio's investment policies, under certain market conditions a Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of taxable capital gains.

                       ALTERNATIVE INVESTMENT STRATEGIES

At times a Portfolio's Adviser may judge that conditions in the securities markets make pursuing the Portfolio's typical investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, a Portfolio may invest without limit in a variety of securities that the Adviser believes present less risk to a Portfolio, including equity securities, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or in other securities the Adviser considers consistent with such defensive strategies. As a result of these strategies, the Portfolios may invest up to 100% of their assets in securities of U.S. issuers. It is impossible to predict when, or for how long, a Portfolio will use these alternative strategies.

                            NEW INVESTMENT PRODUCTS

New types of mortgage-backed and asset-backed securities, derivative instruments and hedging instruments are developed and marketed from time to time. Consistent with its investment limitations, each Portfolio expects to invest in those new types of securities and instruments that its Adviser believes may assist the Portfolio in achieving its investment objective.

                              INVESTMENT POLICIES

The investment objective of each of the Western Asset Core, the Western Asset Limited Duration, the Western Asset Intermediate and the Western Asset Money Market Portfolio are "fundamental." Except for investment policies designated as fundamental in this Prospectus or the SAI, the investment policies described in this Prospectus and in the SAI are not fundamental policies. Changes to fundamental investment policies require shareholder approval; the Directors may change any non-fundamental investment policy without shareholder approval.

--------------------------------------------------------------------------------

PERFORMANCE DATA

Advertisements and other communications to shareholders or prospective investors may include performance information about a Portfolio. "Yield" for each class of shares of a Portfolio (other than the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio) is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period. Yield for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio is derived from the income generated by an investment in a Portfolio over a stated seven-day period. This income is "annualized," i.e., the average daily net income generated by the investment during that week is assumed to be generated each day over a 365-day period, and is shown as a percentage of the investment. "Effective yield" is calculated similarly but assumes that the income earned by an investment is reinvested.

"Total return" is a measurement of the overall change in value, including changes in share price and assuming reinvestment of distributions, of an investment in a Portfolio. "Cumulative total return" shows a Portfolio's performance over a specific period of time. "Average annual total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Portfolio invested at the maximum public offering price.

Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Portfolio operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with a Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results with those of other mutual funds and other investment vehicles. Performance information is based on historical performance and should not be viewed as representative of a Portfolio's future performance. The investment return and principal value of an investment in a Portfolio (other than the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio, which attempt to maintain a stable net asset value per share) will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Portfolio performance may be compared to that of various indexes. See the SAI.

MANAGEMENT OF THE PORTFOLIOS

                               BOARD OF DIRECTORS

The business affairs of the Corporation are managed under the direction of a Board of Directors, and the Directors of the Corporation are responsible for generally overseeing the conduct of each Portfolio's business. Information about the Directors and executive officers of the Corporation may be found in the SAI.

The Board of Directors has retained the Manager and the Advisers to manage the Portfolios' affairs, furnish a con-tinuing investment program for the Portfolios and make investment decisions on their behalf, subject to such policies as the Directors may determine.

             ------------------------------------------------------

        MANAGER, ADVISERS AND
          PORTFOLIO MANAGERS

The Portfolios are managed by the Manager. Each Portfolio pays the Manager a monthly fee based on the average net assets of the Portfolio at the following rates:

                                                                                                     MANAGEMENT FEE
                                                                                                  (ANNUAL PERCENTAGE OF
PORTFOLIO                                                                                          AVERAGE NET ASSETS)
---------                                                                                         ---------------------
Western Asset Money Market Portfolio...........................................................            0.20%
Western Asset Government Money Market Portfolio................................................            0.20%
Western Asset Limited Duration Portfolio.......................................................            0.35%
Western Asset Intermediate Portfolio...........................................................            0.40%
Western Asset Intermediate Plus Portfolio......................................................            0.40%
Western Asset Core Portfolio...................................................................            0.45%
Western Asset Core Plus Portfolio..............................................................            0.45%
Western Asset High Yield Portfolio.............................................................            0.55%
Western Asset Non-U.S. Fixed Income Portfolio..................................................            0.45%
Western Asset Global Strategic Income Portfolio................................................            0.45%
Western Asset Enhanced Equity Portfolio........................................................            0.55%

The Manager is a Maryland corporation formed on February 20, 1998 and is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. The Manager's address is 100 Light Street, Baltimore, Maryland 21202.

In order to assist in carrying out its investment advisory responsibilities, the Manager has retained the Advisers to render advisory services to the Portfolios. The Manager pays the fees of the Advisers as follows:

PORTFOLIO                                                            ADVISER                              ADVISORY FEE
---------                                                            -------                              ------------
Western Asset Money Market Portfolio                                 Western Asset                            0.15%
Western Asset Government Money Market Portfolio                      Western Asset                            0.15%
Western Asset Limited Duration Portfolio                             Western Asset                            0.30%
Western Asset Intermediate Portfolio                                 Western Asset                            0.35%
Western Asset Intermediate Plus Portfolio                            Western Asset/WAGM                       0.35%
Western Asset Core Portfolio                                         Western Asset                            0.40%
Western Asset Core Plus Portfolio                                    Western Asset/WAGM                       0.40%
Western Asset High Yield Portfolio                                   Western Asset                            0.50%
Western Asset Non-U.S. Fixed Income Portfolio                        WAGM                                     0.40%
Western Asset Global Strategic Income Portfolio                      Western Asset/WAGM                       0.40%
Western Asset Enhanced Equity Portfolio                              Western Asset                            0.50%

EXPENSE LIMITATIONS. The Manager and Advisers have voluntarily agreed to waive their fees and/or reimburse each Portfolio to the extent the Portfolio's expenses (exclusive of taxes, interest, brokerage and other transaction expenses and any other extraordinary expenses) exceed during any month an annual rate of 0.30% of the Portfolio's average daily net assets for such month for the Western Asset Government Money Market and Western Asset Money Market Portfolios, 0.40% of the Portfolio's average daily net assets for such month for the Western Asset Limited Duration Portfolio, 0.45% of the Portfolio's average daily net assets for such month for the Western Asset Intermediate and Western Asset Intermediate Plus Portfolios, 0.50% of the Portfolio's average daily net assets for such month for the Western Asset Core and Western Asset Core Plus Portfolios, 0.55% of the Portfolio's average daily net assets for such month for the Western Asset High Yield and Western Asset Non-U.S. Fixed Income Portfolios, 0.65% of the Portfolio's average daily net assets for such month for the Western Asset Enhanced Equity Portfolio, and 0.80% of the Portfolio's average daily net assets for such month for the Western Asset Global Strategic Income Portfolio, until July 31, 1999.

WESTERN ASSET. Western Asset, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Western Asset were approximately $38.3 billion as of March 31, 1998. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, CA 91105.

WAGM. WAGM, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by WAGM were approximately $3.2 billion as of March 31, 1998. The address of WAGM is 155 Bishopsgate, London, England.

PORTFOLIO MANAGERS. Neither Western Asset nor WAGM employs individual portfolio managers to determine the investments of a Portfolio. Instead, the day-to-day management of the Portfolios' investments will be the responsibility of their respective investment strategy groups.

                                  DISTRIBUTORS

Legg Mason Wood Walker, Incorporated ("Legg Mason") is the distributor of each Portfolio's shares. Legg Mason pays certain expenses in connection with the offering of shares of each Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The Portfolios bear the expenses of preparing, setting in type and mailing the prospectuses, SAIs and periodic reports to existing shareholders.

Arroyo Seco, Inc. ("Arroyo Seco"), a wholly owned subsidiary of Western Asset, is also authorized to offer the Portfolios' shares for sale to its customers. The Portfolios make no payments to Arroyo Seco in connection with the offer or sale of their shares, and Arroyo Seco does not collect any commissions or other fees from customers in connection with the offer or sale of the Portfolios' shares.

                             PORTFOLIO TRANSACTIONS

Each Portfolio's Adviser places all orders for the purchase and sale of portfolio investments with brokers or dealers selected by it in its discretion. It will seek the best price and execution of each Portfolio's orders. However, the Adviser may pay higher commission rates than the lowest available when it believes it is reasonable to do so in light of the value of brokerage and research services provided by the broker effecting the transaction. The Adviser may also consider sales of shares of the Portfolio (or other Portfolios or other funds managed by it or its affiliates, to the extent permitted by applicable law) in selecting broker-dealers to execute Portfolio transactions.

Some securities considered by an Adviser for purchase by a Portfolio may also be appropriate for other clients served by the Adviser. Transactions in such securities will be allocated among the Portfolios and such other clients in a manner considered fair and reasonable by the Adviser.

                                    EXPENSES

Each Portfolio pays its share of all expenses of the Corporation that are not assumed by the Manager, the relevant Adviser or other parties, including Directors', auditing, legal, custodial, transfer agency and distribution fees (which are in turn allocated to the Financial Intermediary Class of shares).

ORGANIZATION AND HISTORY

LM Institutional Fund Advisors I, Inc. ("LM Institutional I") was incorporated in Maryland on May 16, 1990. Prior to May 29, 1998, LM Institutional I was known as "Western Asset Trust, Inc." Each Portfolio is an open-end, diversified management company, except for Western Asset Non-U.S. Fixed Income Portfolio and Western Asset Global Strategic Income Portfolio, which are non-diversified companies. The Directors of the Corporation may, without shareholder approval, create, in addition to the Portfolios, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the Directors may determine.

The Corporation has a total of 13.1 billion shares of common stock at par value $0.001. Each share has one vote, with fractional shares voting proportionally. Voting on matters pertinent only to a particular Portfolio, such as the adoption of an investment advisory contract for that Portfolio, is limited to that Portfolio's shareholders. Shares of all classes of a Portfolio will vote together as a single class except when otherwise required by law or as determined by the Directors. Shares are freely transferable, are entitled to dividends as declared by the Directors, and, if a Portfolio were liquidated, would receive the net assets of that Portfolio. Voting rights are not cumulative, and all shares of the Portfolios are fully paid and nonassessable and have no preemptive or conversion rights.

Although no Portfolio intends to hold annual shareholder meetings, it will hold a special meeting of shareholders when the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote on certain matters (including the election of Directors in certain cases or approval of an advisory contract).

--------------------------------------------------------------------------------

PURCHASE OF SHARES

The Portfolios offer two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a 12b-1 fee. See "Distribution Plans" below for more information.

                               INITIAL INVESTMENT

Prior to or concurrent with the initial purchase of shares in any Portfolio, each investor must open an account for that Portfolio by completing and signing an Application and mailing it to LM Institutional Fund Advisors at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635. The Portfolios have established minimum investment criteria that vary depending upon which class of shares you wish to purchase. For Institutional Class shares, investors must have at least $50 million in assets and invest in the aggregate at least $1 million in the portfolios of LM Institutional Advisors I Inc. and the portfolios of LM Institutional Fund Advisors II Inc. For Financial Intermediary Class shares, investors must have at least $30 million in assets and invest in the aggregate at least $1 million in the portfolios of LM Institutional Advisors I Inc. and the portfolios of LM Institutional Fund Advisors II Inc. The Portfolios reserve the right to revise the minimum investment requirement and may waive it in their sole discretion.

A purchase order, together with payment in proper form, received by Boston Financial Data Services (the "Transfer Agent" or "BFDS") prior to the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) ("close of the Exchange") will be effected at that day's net asset value. An order received after the close of the Exchange will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Purchases of shares can be made by wiring federal funds to State Street Bank and Trust Company. Purchases of shares of the Western Asset Money Market Portfolio or the Western Asset Government Money Market Portfolio may ONLY be made by federal funds wire. Before wiring federal funds, the investor must first telephone the Portfolio at 1-888-42-LMIFA to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the Portfolio and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

     State Street Bank and Trust Company
     ABA #011-000-028
     DDA #99046096
     LM Institutional Fund Advisors [insert name of
     Portfolio]
     [Insert your account name and number]

The wire should state that the funds are for the purchase of shares of a specific Portfolio and include the account name and number. With respect to Portfolios whose policy is to declare dividends daily, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the relevant Portfolio, the order will be effected at that day's net asset value, but dividends will not begin to accrue until the following business day.

Shares may also be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the Manager. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio in question. Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values its portfolio securities for purposes of determining net asset value. See "Net Asset Value," below. Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at 1-888-42-LMIFA for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The Portfolio has full discretion to reject any securities offered as payment for shares. As described below, each Portfolio may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. Each Portfolio may pay financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan or otherwise. Legg Mason and its affiliates (including the Manager and the Advisers) may also from time to time, at their own expense, make payments to financial intermediaries that sell shares of the Portfolios or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

                             ADDITIONAL INVESTMENTS

Additional investments may be made at any time at the relevant net asset value for that class by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases.

                           OTHER PURCHASE INFORMATION

Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Each Portfolio and Distributor reserves the right, in its sole discretion, to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Application should prove to be incorrect in any manner judged by a Portfolio to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of a Portfolio). A Portfolio may suspend the offering of shares at any time and resume it at any time thereafter.

Shares of the Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in their State of residence. Shares of the Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Purchases and sales of Portfolio shares should be made for long-term investment purposes only. Each Portfolio reserves the right to restrict purchases of shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

                                RETIREMENT PLANS

Shares of the Portfolios are available for purchase by retirement plans, including 401(k) plans, 403(b) plans and Individual Retirement Accounts ("IRAs"). The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to LMIA or the Transfer Agent for execution.

                          ACCOUNT REGISTRATION CHANGES

Changes in registration or account privileges may be made in writing to the Portfolio. Signature guarantees may be required. See "Signature Guarantee" below.

All correspondence must include the account number and must be sent to:

     LM Institutional Fund Advisors
     P.O. Box 17635
     Baltimore, Maryland 21297-1635

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DISTRIBUTION PLANS

The Board of Directors has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act with respect to shares of the Financial Intermediary Class of each Portfolio. Under the terms of each Plan, a Portfolio is permitted to pay, out of the assets of the Financial Intermediary Class of the Portfolio, in an amount up to 0.40% on an annual basis of the average daily net assets of that class, Legg Mason, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium, and to reimburse certain other distribution-related expenses and payments. Payments under the Plans are currently limited to an annual rate of
 .25% of average daily net assets (.10% for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio). For more information regarding the Plans and their terms, see the SAI.

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REDEMPTION OF SHARES

Portfolio shares may be redeemed through three methods: (1) by sending a written request for redemption to LM Institutional Fund Advisors at P.O. Box 17635, Baltimore, Maryland 21297-1635; (2) by calling the Portfolio at 1-888-42-LMIFA; or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify the Portfolio at 1-888-42-LMIFA of the intention to redeem. No charge is made for redemptions. Shareholders who wish to be able to redeem by telephone or wire communication must complete an authorization form in advance. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing. With respect to telephone redemptions or transfers, the Transfer Agent will process orders based on instructions from a shareholder, or any person claiming to act as his or her representative, who can provide it with his or her account registration and address as it appears on its records. The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.

Upon receipt of a request in good order for redemption before the close of the Exchange on any day when the Exchange is open, the Transfer Agent will redeem Portfolio shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Portfolios may refuse to effect redemption requests during periods permitted by the federal securities laws.

Requests for redemption should indicate:

1. The number of shares or dollar amount to be redeemed and the investor's shareholder account number;

2. The investor's name and the names of any co-owner of the account, using exactly the same name or names used in establishing the account;

3. Proof of authorization to request redemption on behalf of any co-owner of the account (please contact the Portfolio for further details); and

4. The name, address, and account number to which the redemption payment should be sent.

Payment of the redemption price normally will be made by wire the next business day after receipt of a redemption request in good order. However, each Portfolio reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during other periods as permitted by federal securities laws, or to take up to

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seven days to make payment upon redemption if the Portfolio involved could be adversely affected by immediate payment. Redemption proceeds may also be paid in kind at the discretion of the Portfolio. Shareholders who receive a redemption in kind may incur costs to dispose of such securities.

Shareholders of some investment companies have experienced difficulty contacting their funds by telephone during periods of intense market activity. Shareholders who are unable to contact a Portfolio by telephone and wish to make a redemption should follow the instructions for redeeming by mail or by wire.

Other supporting legal documents, such as copies of the trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale or redemption of shares, please contact the Portfolio by calling 1-888-42-LMIFA.

Any Portfolio may elect to close any shareholder account with a current value of less than $1 million by redeeming all of the shares in the account and mailing the proceeds to the investor. If a Portfolio elects to redeem the shares in an account, the shareholder will be notified that the account is below $1 million and will be allowed 30 days in which to make an additional investment in order to avoid having the account closed. Shares will be redeemed at the net asset value calculated on the day of redemption. Any Portfolio may change the $1 million minimum account balance from time to time without notice to shareholders.

                              SIGNATURE GUARANTEE

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). Each Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.

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EXCHANGE PRIVILEGE

Shareholders in any Portfolio may exchange their shares for shares of the same class of any of the other Portfolios or of any of the portfolios offered by LM Institutional Fund Advisors II Inc., provided that the shares of that class are being offered at the time of the proposed exchange. Investments by exchange are made at the per share net asset values next determined after the order for exchange is received in good order.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where a Portfolio believes doing so would be in its best interest, the Portfolio reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. For further information concerning the exchange privilege, or to make an exchange, please contact the Portfolio at 1-888-42-LMIFA.

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NET ASSET VALUE

Net asset value per share of each class of shares is determined daily for each Portfolio as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on every day that the Exchange is open, by subtracting the Portfolio's liabilities attributable to a given class of shares from its total assets attributable to the class and dividing the result by the number of shares of that class outstanding. Net asset value will not be determined on days on which the Exchange is closed.

Except for the Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio, portfolio securities and other assets for which market quotations are readily available are valued at current market value. Current market value means the last sale price of the day for a comparable position, or, in the absence of any such sales, the mean between representative bid and asked prices obtained from a quotation reporting system. Securities with remaining maturities of 60 days or less are gener-

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


ally valued at amortized cost. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotations obtained from brokers and dealers or pricing services which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available and whose durations are comparable to those of the securities being valued.

Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Directors or persons acting at their direction may determine in computing net asset value.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the Exchange and values of foreign investments will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the Exchange which will not be reflected in the computation of the net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by the Directors or persons acting at their direction.

The Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio each attempts to maintain a per share net asset value of $1.00 by using the amortized cost method of valuation as permitted by SEC Rule 2a-7. Neither Portfolio can guarantee that the net asset value will always remain at $1.00 per share.

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DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio declare as a dividend at the close of regular trading on the Exchange each business day, to shareholders of record as of 12:00 noon, Eastern Time, that day, substantially all of their net investment income since the prior business day's dividend. The Western Asset Money Market Portfolio and the Western Asset Government Money Market Portfolio pay dividends monthly. The other Portfolios declare and pay dividends quarterly out of their net investment income for that quarter. Distributions of net realized capital gains are made annually.

Shareholders may elect to receive dividends and distributions in one of four ways:

     1) Receive both dividends and other distributions in shares of the same class of the distributing Portfolio;

     2) Receive dividends in cash and other distributions in shares of the same class of the distributing Portfolio;

     3) Receive dividends in shares of the same class of the distributing Portfolio and other distributions in cash; or

     4) Receive both dividends and other distributions in cash.

If no election is made, both dividends and other distributions are credited to a shareholder's Portfolio account in shares (of the same class as the shares already held) at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date.

For the Western Money Market Portfolio and the Western Asset Government Money Market Portfolio, reinvestment of dividends and other distributions occurs on the payment date. A shareholder who redeems all shares in the Western Asset Money Market Portfolio or the Western Asset Government Money Market Portfolio will receive all dividends and other distributions declared for that monthly cycle prior to the redemption date (i.e., all dividends and other distributions from the first day of that monthly cycle, if invested on that first day, to the date of the redemption). For the other Portfolios, reinvestment occurs on the ex-dividend date. An election to receive dividends or other distributions in cash rather than additional shares may be made by notifying the Portfolio in writing.

If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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


The Directors reserve the right to revise the dividend policy or postpone the payment of dividends if warranted in their judgment due to unusual circumstances, such as an unexpected large expense, loss or fluctuation in net asset value.

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TAX INFORMATION

Each Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Portfolio will distribute substantially all its net investment income and net realized capital gains to its shareholders on a current basis.

Distributions from a Portfolio (whether paid in cash or reinvested in shares of the Portfolio) will be taxable to shareholders (other than IRAs, other qualified retirement plans and other tax-exempt investors) as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable as long-term capital gains.

Special tax rules apply to investments through defined contributions plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

To the extent distributions consist of interest from securities of the U.S. Government and certain of its agencies and instrumentalities, they may be exempt from state and local income taxes. Interest from obligations that are merely guaranteed by the U.S. Government or one of its agencies, such as mortgage participation certificates guaranteed by GNMA, generally is not entitled to this exemption. Although there is no assurance that any such state and local exemptions will be available, shareholders will be advised of the portion of Portfolio distributions that might qualify for such an exemption.

A Portfolio's investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, a Portfolio's yield on those securities would be decreased.

If at the end of a Portfolio's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Portfolio may make an election to treat any foreign taxes paid by it as paid by its shareholders. In this case, shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Portfolio may be subject to certain limitations (including a holding period requirement, applicable to both a Portfolio and its shareholders, imposed by the Taxpayer Relief Act of 1997).

A Portfolio's transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Portfolio's income distributions to constitute a return of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Code could subject a Portfolio to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

Early each year each Portfolio will notify its shareholders of the amount and tax status of distributions paid during that year.

The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Shareholders are urged to consult their tax advisers with respect to the effects of this investment on their particular tax situation (including possible liability for state and local taxes).

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APPENDIX A -- SECURITIES RATINGS

The following rating services describe rated securities as follows:

MOODY'S INVESTORS SERVICE, INC.

BONDS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTES

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

 --  Leading market positions in well established industries.

 --  High rates of return on funds employed.

 -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

 -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

 -- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

BONDS

AAA -- Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C -- Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC -- The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C -- The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D -- Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus sign (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

SHORT TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 -- Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S -- Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D -- Default. Issues assigned this rating are in actual or imminent payment default.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

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LM INSTITUTIONAL FUND ADVISORS I

CUSTODIAN
State Street Bank and Trust Co.
P.O. Box 1713
Boston, Massachusetts 02105

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT
Boston Financial Data Services
P.O. Box 953
Boston, Massachusetts 02103

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201

DISTRIBUTORS
Legg Mason Wood Walker, Incorporated
100 Light Street
P.O. Box 1476
Baltimore, Maryland 21203-1476

Arroyo Seco, Inc.
117 East Colorado Boulevard
Pasadena, California 91105

                                                             LMIFA PRS 1 (10/98)